SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549


	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 23, 1997




                       VSI HOLDINGS, INC.
	(Exact name of Registrant as specified in its charter)




     Georgia                  1-12942             22-2135522
(State or other jurisdic-  (Commission File   (I.R.S. Employer
  tion of organization)         Number)       Identification No.)





         4900 Highlands Parkway
         Smyrna, Georgia                                 30082
(Address of Principal Executive Offices)               (Zip Code)





Registrant's telephone number, including area code (770) 432-0636

Item 1.	Changes in Control of Registrant.

		None.

Item 2.	Acquisition or Disposition of Assets.

		None.

Item 3.	Bankruptcy or Receivership.

		None.

Item 4.	Changes in Registrant's Certifying Accountant.

		Dismissal of Registrant's Former Accountants

		The registrant's former independent accountants,
Deloitte & Touche LLP, with principal offices located at 100 Peachtree Street, Suite 1700, Atlanta, Georgia
30303, were dismissed on July 22, 1997 as approved by the registrant's Board of Directors.

		Their Independent Auditors' Report (the "Report") issued by Deloitte & Touche LLP on December 16, 1996 auditing the registrant's Consolidated Balance Sheets and related
Financial Statements for the years ended September 30, 1996 and 1995 expressed an uncertainty regarding the registrant's ability to continue as a going concern.
Management's plans regarding those matters were expressed in the Notes to Consolidated Financial
Statements and the Report was prepared on a going concern basis.

		There were no disagreements with the registrant's former accountants. Specifically, the former accountants had not advised the registrant that:

		a.	internal controls were unreliable,
		b.	the former accountants could not rely on
management's representations,
		c.	the former accountants needed to expand the scope
of its audit, and that any information had come to the former accountants' attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued Audit
Report on the underlying financial statements or
(ii) subsequent reports to be issued had not the former accountants been dismissed.

			The registrant's decision to replace its former accountants was based solely on considerations of cost containment and logistics.


	-2-
		Engagement of New Independent Accountants

		Plante & Moran, LLP, with principal offices located at 350 South Main Street, Suite 200, Ann Arbor, Michigan
48104, were engaged on July 22, 1997.

		In the two most recent fiscal years and subsequent item periods, the registrant did not consult Plante & Moran, LLP regarding either:

		1.	the application of accounting principles nor
		2.	any subjects of disagreements with the registrant's
former accountants.

Item 5.	Other Events.

		None.

Item 6.	Resignations of Registrant's Directors.

		None.

Item 7.	Financial Statements and Exhibits.

		None.

Item 8.	Change in Fiscal Year.

		None.

	-3-

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  VSI Holdings, Inc.
						     Registrant




July 23, 1997					/S/Thomas W. Marquis
 							Thomas W. Marquis,
				           	Chief Accounting and
							Financial Officer


	-4-

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

							VSI Holdings, Inc.
						     Registrant




July 23, 1997
 							Thomas W. Marquis,
				           	Chief Accounting and
							Financial Officer

                            EXIBIT 16


                        Deloitte & Touche LLP
                        Suite 1700
                        100 Peachtree Street
                        Atlanta, GA 30303-1911
                        (404) 220-1500


August 4, 1997

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of VSI Holdings, Inc. (formerly The Banker's Note) dated July 23, 1997.

Yours truly,

Deloitte & Touche LLP

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